DEBT RESOLVE, INC.
707 Westchester Avenue, Suite L7
White Plains, New York 10604

March 31, 2008

Harmonie International, LLC

30201 Orchard Lake Road, Suite 220

Farmington Hills, Michigan 48334

Re: Registration Rights Agreement

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement, dated as of March 31, 2008 (the “Purchase Agreement”), by and between Debt Resolve, Inc., a Delaware corporation (the “Company”), and Harmonie International, LLC (the “Purchaser”), pursuant to which the Company has agreed to issue and sell to the Purchaser 2,966,102 shares of Common Stock and warrants to purchase up to 3,707,627 shares of Common Stock. All capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

The Company hereby agrees to the following:

1. (a) Within 180 days following the Closing Date, the Company shall cause a shelf registration statement on Form S-3 (or other appropriate form, the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), with respect to (i) the shares of Common Stock and (ii) the shares of Common Stock issuable or issued upon the exercise of the Warrants to be issued to or on behalf of the Purchaser at the Closing pursuant to Section 2.1 of the Purchase Agreement (together, the “Securities”), and shall thereafter use its best efforts to have the Registration Statement declared effective and to keep it effective for three years thereafter.

(b) Until the Registration Statement has become effective under the Securities Act, each certificate representing the Securities, and all certificates and instruments issued in transfer thereof, shall be endorsed with the restrictive legend as set forth in Section 6.2 of the Purchase Agreement. Upon the effectiveness of the Registration Statement, the Company shall, upon the request of any Purchaser, issue to the Purchaser a replacement certificate without such legend in exchange for any such legended certificate and issue to the Purchaser upon exercise of its Warrants a certificate without such legend.

(c) The Company shall furnish to the Purchaser, at the Company’s expense, such number of copies of the Registration Statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as the Purchaser may reasonably request in order to facilitate the public offering of its shares of Common Stock.

(d) The Company shall promptly, at the Company’s expense, use its reasonable best efforts to register or qualify any shares of Common Stock covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified.

(e) The Company shall notify the Purchaser, promptly after it shall receive notice thereof, of the date and time when the Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed.

(f) The Company shall advise the Purchaser, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for the purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

(g) (i) The Company agrees to bear all Commission registration and filing fees, printing and mailing expenses, fees and disbursements of counsel and accountants for the Company and all expenses and fees incident to listing the shares of Common Stock on the American Stock Exchange and (ii) the Purchaser agrees to bear all fees and disbursements of counsel for all underwriters, brokers and dealers engaged in connection with the distribution of such shares of Common Stock and any discounts, commissions and fees of any such underwriters, brokers and dealers, NASD filing fees and expenses incurred by any Person in connection therewith, and the fees and disbursements of legal counsel for the Purchaser.

(h) (i) The Company hereby agrees to indemnify and hold harmless the Purchaser, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Purchaser, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses to which the Purchaser, its officers, directors, legal counsel, accountants and controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein, or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by the Purchaser for use in the preparation thereof; provided further, however, that this indemnity is subject to the condition that insofar as it relates to any untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the final prospectus, such indemnity shall not inure to the benefit of the Purchaser if a copy of the final prospectus was not furnished to the Person asserting the claim, action, demand, loss, damage or liability.

(ii) Each Purchaser hereby agrees to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished in writing by the Purchaser for use in the preparation thereof.

(iii) If any claim shall be asserted against any person (an “Indemnified Person”) for which such Person intends to seek indemnification pursuant to Section 1(h)(i) or (ii), as the case may be, such Indemnified Person shall give prompt written notice to the Company or the Purchaser, as the case may be, of the nature of such claim, but the failure to give such notice shall not relieve the Company or the Purchasers, as the case may be, of their obligations under this Section 1(h) unless it or they have been prejudiced substantially thereby. The Company or the Purchaser shall have the exclusive right to conduct, at its expense, through counsel of its own choosing, which counsel is approved by the Indemnified Person (which approval may not be unreasonably withheld), the defense of any such claim, and may compromise or settle such claims with the prior consent of the Purchaser (which consent shall not be unreasonably withheld).

The Company hereby confirms that this letter agreement has been duly authorized by its Board of Directors.

If the foregoing is acceptable to you, please sign below where indicated and return a copy of this letter to the Company, whereupon this letter shall become a binding agreement between us.

DEBT RESOLVE, INC.

By:	/s/ James D. Burchetta
Name: James D. Burchetta Title: Chairman

Agreed to and Accepted:

HARMONIE INTERNATIONAL, LLC

By:	/s/ William E. Donahue, Jr.
Name: William E. Donahue, Jr. Title: Chairman / CEO